NETWORK CATALYST, INC.

                              FINANCIAL STATEMENTS

                       JUNE 30, 2004 AND DECEMBER 31, 2003

                          INDEX TO FINANCIAL STATEMENTS

Independent Auditors' Report...................................................1

Balance Sheets.................................................................2

Statements of Operations and Accumulated Deficit...............................3

Statements of Cash Flows.......................................................4

Notes to Financial Statements..................................................5

                          [LETTERHEAD OF SQUAR MILNER]

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
Network Catalyst, Inc.

We have audited the accompanying balance sheets of Network Catalyst, Inc. (the "Company") as of June 30, 2004 and December 31, 2003, and the related statements of operations and accumulated deficit, and cash flows for the six month period ended June 30, 2004 and the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Network Catalyst, Inc. as of June 30, 2004 and December 31, 2003, and the results of its operations and cash flows for the six month period ended June 30, 2004 and the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 10, the Company sold substantially all of its assets to a publicly traded company on September 17, 2004.


/s/ Squar, Milner, Reehl & Williamson, LLP

July 30, 2004, except for the last paragraph of this report and Note 10 as to which the date is
September 17, 2004
Newport Beach, California

--------------------------------------------------------------------------------
                             NETWORK CATALYST, INC.
                                 BALANCE SHEETS
                       JUNE 30, 2004 AND DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                   JUNE 30,        DECEMBER 31,
                                                     2004              2003
                                                --------------    --------------
                                     ASSETS
CURRENT ASSETS
  Cash                                           $         --      $    327,924
  Accounts receivable, net                          7,681,630         3,573,876
  Inventory, net                                      871,528           676,853
  Prepaid expenses                                    143,349           134,474
  Deferred costs                                      188,033                --
                                                --------------    --------------
                                                    8,884,540         4,713,127

ADVANCES TO RELATED PARTIES                         1,294,969         1,049,455

PROPERTY AND EQUIPMENT, NET                           265,488           287,692

OTHER ASSETS                                           38,578            24,828
                                                --------------    --------------
                                                 $ 10,483,575      $  6,075,102
                                                ==============    ==============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Bank overdraft                                 $    225,925      $         --
  Accounts payable                                  7,473,646         5,852,602
  Accrued expenses                                    587,013           226,817
  Advances from related party                         200,000                --
  Deferred revenues                                   689,822                --
                                                --------------    --------------
                                                    9,176,406         6,079,419
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
  Capital stock, 10,000,000 shares authorized,
    no par value, 9,043,438 shares issued and
    outstanding                                        23,150            23,150
  Additional paid-in capital                        1,386,000           196,000
  Accumulated deficit                                (101,981)         (223,467)
                                                --------------    --------------
                                                    1,307,169            (4,317)
                                                --------------    --------------
                                                 $ 10,483,575      $  6,075,102
                                                ==============    ==============

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Page 2                               The accompanying notes are an integral part
                                                   of these financial statements

--------------------------------------------------------------------------------
                             NETWORK CATALYST, INC.
                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AND
                        THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED          YEAR ENDED
                                                   JUNE 30,       December 31,
                                                     2004              2003
                                               ---------------   --------------
NET SALES                                       $ 13,746,973      $ 31,891,897
COST OF SALES                                     11,568,116        27,270,446
                                               ---------------   --------------
GROSS PROFIT                                       2,178,857         4,621,451
OPERATING EXPENSES                                 1,827,876         4,382,383
                                               ---------------   --------------
INCOME FROM OPERATIONS                               350,981           239,068
INTEREST EXPENSE                                     139,495           310,936
                                               ---------------   --------------
NET INCOME (LOSS)                                    211,486           (71,868)
DISTRIBUTIONS TO STOCKHOLDERS                        (90,000)         (131,208)
ACCUMULATED DEFICIT -
   beginning of period                              (223,467)          (20,391)
                                               ---------------   --------------
ACCUMULATED DEFICIT -
   end of period                                $   (101,981)     $   (223,467)
                                               ===============   ===============

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Page 3                               The accompanying notes are an integral part
                                                   of these financial statements

--------------------------------------------------------------------------------
                             NETWORK CATALYST, INC.
                            STATEMENTS OF CASH FLOWS
                FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AND
                        THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                     ENDED           YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
                                                                      2004              2003
                                                               ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                               $     211,486      $     (71,868)
Adjustments to reconcile net income (loss) to net cash
  (used in) provided by operating activities:
    Depreciation and amortization                                      44,624            106,182
    Changes in operating assets and liabilities:
      Accounts receivable                                          (4,107,754)         1,532,193
      Inventories                                                    (194,675)           424,891
      Prepaid expenses                                                 (8,875)           (37,015)
      Deferred costs                                                 (188,033)                --
      Other assets                                                    (13,750)                28
      Bank overdraft                                                  225,925           (161,118)
      Accounts payable                                              1,621,044          1,116,268
      Accrued expenses                                                360,196           (123,056)
      Deferred revenues                                               689,822                 --
                                                               ----------------   ----------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                (1,359,990)         2,786,505

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment                                   (22,420)           (71,779)
Advances from related party                                           200,000                 --
Advances to related parties                                          (245,514)          (367,810)
                                                               ----------------   ----------------
NET CASH USED IN INVESTING ACTIVITIES                                 (67,934)          (439,589)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (repayments) borrowings on line-of-credit                              --         (2,083,784)
Contributions from stockholders                                     1,190,000            196,000
Distributions to stockholders                                         (90,000)          (131,208)
                                                               ----------------   ----------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 1,100,000         (2,018,992)
                                                               ----------------   ----------------
NET (DECREASE) INCREASE IN CASH                                      (327,924)           327,924

CASH - beginning of period                                            327,924                 --
                                                               ----------------   ----------------
CASH - end of period                                            $          --      $     327,924
                                                               ================   ================
SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION

Cash paid during the year for interest                          $     139,495      $     310,936
                                                               ================   ================

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Page 4                               The accompanying notes are an integral part
                                                   of these financial statements

1.   ORGANIZATION

Network Catalyst, Inc. (the "Company") was incorporated on March 11, 1991, and engages in computer network design, consulting, and implementation throughout the United States.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management, among others, are the realization of inventories, the realization of long-lived assets, and the allowance for doubtful accounts. Actual results could differ from those estimates.

CONCENTRATIONS OF CREDIT RISK

The Company currently maintains substantially all of its day-to-day operating cash with one major financial institution. At times, cash balances may be in excess of amounts insured by the Federal Deposit Insurance Corporation.

The Company's accounts receivable result primarily from sales to customers in California, Arizona and Massachusetts. The Company extends credit to customers based upon evaluation of each customer's financial condition and credit history. The Company generally does not require collateral from customers.

At June 30, 2004 and December 31, 2003, one customer and three customers accounted for approximately 52% and 73% of gross accounts receivable, respectively. No other single customer accounted for more than 10% of gross accounts receivable at either balance sheet date. For the six months ended June 30, 2004 and the year ended December 31, 2003, two customers and one customer accounted for approximately 41% and 40% of net sales, respectively. No other single customer accounted for more than 10% of net sales for either reporting period. For the six month period ended June 30, 2004 and the year ended December 31, 2003, one vendor and another different vendor accounted for approximately 52% and 15% of total purchases, respectively. No other single vendor accounted for more than 10% of total purchases for either reporting period.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company performs periodic reviews of collectibility and provides an allowance for doubtful accounts receivable as management deems necessary. Management considers historical and industry trends in establishing such

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Page 5
allowance. Management considers the allowance for doubtful accounts at June 30, 2004 and December 31, 2003 of approximately $2,000 to be adequate to provide for losses, which could be sustained in the realization of these accounts. Although the Company expects to collect net amounts due, actual collections may differ from these estimated amounts.

INVENTORY

Inventory is stated at the lower of cost (first-in, first-out) or market, and consist primarily of computer networking equipment. Market is determined by comparison with recent sales or net realizable value. Such net realizable value is based on management's forecasts for sales of the Company's products in the ensuing years. The industry the Company operates in is characterized by technological change. Should the demand for the Company's products prove to be significantly less than anticipated, the ultimate realizable value of the Company's inventory could be substantially less than the amount in the accompanying balance sheet. The Company periodically reviews the age and turnover of its inventory to determine whether any inventory has become obsolete or has declined in value and records a charge to cost of revenues for known and estimated inventory obsolescence. At June 30, 2004, the allowance for obsolete inventory was approximately $100,000. There was no such obsolescence allowance at December 31, 2003.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Major renewals and improvements are capitalized, while replacements, maintenance and repairs, which do not significantly improve the useful life of the asset, are expensed when incurred. Depreciation is provided over the estimated useful lives of the assets, which range from five to seven years, using accelerated methods. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the improvements or the lease term.

REVENUE RECOGNITION

The Company has four primary sources of revenue: (1) Sales of network hardware and third party developed software; (2) Network consulting revenue; (3) Third party maintenance contracts; and (4) Managed service maintenance contracts. The Company records revenue from sales of network hardware and third party developed software at the time the products are shipped. Network consulting revenue is recognized upon performance of the related consulting services. Revenue from third party maintenance contracts, in which the Company acts as an agent, is recognized at the time such contracts are sold. Managed service maintenance contract revenue is recognized on a straight-line basis over the related maintenance contract period, generally one year in duration. Incremental direct costs associated with acquisition of the managed service maintenance contracts are also deferred and amortized over the contract period in accordance with Statement of Financial Accounting Standards No. 91 ("SFAS 91") and FASB Technical Bulletin 90-1 ("FTB 90-1"). Deferred revenues and costs were approximately $690,000 and $188,000 at June 30, 2004, respectively. The Company

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Page 6
did not engage in managed service maintenance contract activity prior to January 1, 2004.

INCOME TAXES

The Company has elected to be taxed as an "S" corporation for federal and state income tax purposes. Accordingly, the Company has not provided for federal income taxes, as the income tax liability is the responsibility of the individual shareholders. The Company is subject to California state income taxes at the rate of 1.5% of taxable income and, accordingly, a provision for such taxes has been included in the accompanying financial statements.

LONG LIVED ASSETS

The Company periodically evaluates the carrying value of its long-lived assets under the provisions of Statement of Financial Accounting Standards No. 144 ("SFAS No. 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires impairment losses to be recorded on long-lived assets used in operations, including amortizable intangible assets when indicators of impairment are present. Indicators of impairment include an economic downturn or a change in the assessment of future operations. In the event a condition is identified that may indicate an impairment issue, an assessment is performed using a variety of methodologies, including analysis of undiscounted future cash flows, estimates of sales proceeds and independent appraisals. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the estimated fair market value of the assets. Assets to be disposed of are reported at the lower of the carrying value or estimated fair market value, less cost to sell. Based on management's analysis, no such impairment charges existed or were deemed necessary during the six month period ended June 30, 2004 or the year ended December 31, 2003. There can be no assurance, however, that market conditions will not change or demand for the Company's products or services will continue which could result in impairment of long-lived assets in the future.

STOCK OPTIONS

The Company has one stock option plan and accounts for such plan under the recognition and measurement principles of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. No stock-based compensation expense is reflected in the accompanying financial statements since all options were granted prior to 2002, vested immediately, and had an exercise price equal to or greater than the estimated fair market value of the underlying common stock on the date of grant. Accordingly, the disclosures required under SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure, an Amendment of FASB Statement No. 123", are not applicable.

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Page 7

SIGNIFICANT RECENT ACCOUNTING PRONOUNCEMENTS

SFAS No. 146, "Accounting for Costs Associated with Exit and Disposal Activities," was issued in June 2002 and is effective for exit and disposal activities initiated after December 31, 2002. Management currently believes that such pronouncement will not have a material impact on the Company's future financial statements.

In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, while the disclosure requirements became applicable in 2002. Management believes FIN No. 45 currently has no effect on the Company's financial statements.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB 51." The primary objectives of FIN No. 46 are to provide guidance on the identification of entities for which control is achieved through means other than voting rights ("variable interest entities" or "VIEs") and how to determine when and which business enterprise should consolidate the VIE. This new model for consolidation applies to an entity for which either: (1) the equity investors (if any) do not have a controlling financial interest; or (2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. In addition, FIN No. 46 requires that both the primary beneficiary and all other enterprises with a significant variable interest in a VIE make additional disclosures. As amended in December 2003, the effective dates of FIN No. 46 for public entities that are small business issuers, as defined ("SBIs"), are as follows: (a) For interests in special-purpose entities: periods ended after December 15, 2003; and (b) For all other VIEs: periods ending after December 31, 2004. The December 2003 amendment of FIN No. 46 also includes transition provisions that govern how an SBI, which previously adopted the pronouncement (as it was originally issued), must account for consolidated VIEs. The Company is evaluating the effects of FIN No. 46 on its financial statements and currently believes the adoption of FIN No. 46 will not have a material impact.

In April 2003, the FASB issued SFAS No. 149, "Amendments of Statement 133 on Derivative Instruments and Hedging Activities," which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. This pronouncement is effective for contracts entered into or modified after June 30, 2003 (with certain exceptions), and for hedging relationships designated after June 30, 2003. Management currently believes the adoption of SFAS No. 149 will not have a material impact on the Company's financial statements.

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Page 8

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity and is effective (except for certain mandatorily redeemable non-controlling interests) for financial instruments entered into or modified after May 31, 2003. Management currently believes the adoption of SFAS No. 150 will not have a material impact on the Company's financial statements.

3.   PROPERTY AND EQUIPMENT

Property and equipment consist of the following at June 30, 2004 and December 31, 2003:

                                                 JUNE 30,         DECEMBER 31,
                                                   2004              2003
                                             ----------------   ----------------
Furniture and fixtures                        $     203,115      $    203,115
Office and computer equipment                       548,908           526,488
Computer software                                   197,822           197,822
Leasehold improvements                               77,552            77,552
                                             ----------------   ----------------
                                                  1,027,397         1,004,977
Accumulated depreciation and amortization          (761,909)         (717,285)
                                             ----------------   ----------------
                                              $     265,488      $    287,692
                                             ================   ================

4.   LINE-OF-CREDIT

During 2001, the Company entered into a credit facility agreement with Deutsche Financial Services ("DFS") that was personally guaranteed by the stockholders. Under such agreement, as amended, a $3,000,000 accounts receivable facility ("AR Facility") and an $8,000,000 inventory floor plan credit facility ("Inventory Facility") were established. Under the AR Facility, the Company could borrow up to 80% of eligible accounts receivable, as defined. Under the Inventory Facility, the Company could borrow to purchase inventory from approved vendors or for other approved purposes. The principal amount outstanding under the AR Facility and the Inventory Facility, in the aggregate, may not exceed $8,000,000. Interest accrued at the prime rate, with a 6% floor, plus 1.25%. This credit facility was secured by substantially all of the assets of the Company. Additionally, the Company could assign accounts receivable to DFS to borrow additional amounts. Such borrowings were under the same terms as the credit facility agreement above, with the exception that amounts borrowed were not part of the aforementioned $8,000,000 maximum.

Such line-of-credit was terminated and paid in full during April 2003.

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Page 9

5.   FACTORING AGREEMENT

During April 2003, the Company entered into a financing agreement with a lender to transfer ownership of accounts receivable in exchange for cash ("factoring agreement"). Such agreement has been accounted for under SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a Replacement of FASB Statement No. 125," as a factoring arrangement whereby the customer account receivable is considered transferred to the lender and removed from the Company's books in exchange for cash, less a factoring fee of 0.4% to 0.5%. At June 30, 2004 and December 31, 2003, the amount of accounts receivable factored was approximately $777,000 and $3,261,000, respectively. Such balances also bear a finance charge under the factoring agreement of not less than 7.0% annually. Factoring fees have been recorded as interest expense in the accompanying financial statements.

The Company's stockholders have personally guaranteed the lender against certain losses outside the ordinary course of business under this agreement.

Such agreement was terminated in July 2004.

6.   RELATED PARTY TRANSACTIONS

The Company periodically advances funds and receives repayments from its stockholders or their affiliate company, Network Catalyst Software, LLC. These advances are noninterest bearing, due on demand and are to be repaid as cash becomes available. At June 30, 2004 and December 31, 2003, such advances totaled $1,294,969 and $1,049,455, respectively. During the six months ended June 30, 2004 and the year ended December 31, 2003, the Company made additional advances of approximately $245,514 and $367,810, respectively. During the six month period ended June 30, 2004, one stockholder advanced $200,000 to the Company, which comprises advances from related party in the accompanying balance sheets. There were no repayments of advances by stockholders for either reporting period in the accompanying financial statements.

During the six months ended June 30, 2004 and the year ended December 31, 2003, a stockholder contributed $1,190,000 and $196,000, respectively, to the Company as additional paid-in capital.

7.   COMMITMENTS AND CONTINGENCIES

The Company leases office space at several locations and various pieces of equipment under noncancelable operating leases which expire at various times through 2005.

At June 30, 2004, future minimum payments under these noncancelable operating leases are as follows for the years ending June 30:

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



                         2005               $        99,000
                         2006                        48,000
                                          -------------------
                                            $       147,000
                                          ===================

Rent expense for the six months ended June 30, 2004 and the year ended December 31, 2003 approximated $163,000 and $332,000, respectively.

8.   STOCK OPTION PLAN

As discussed in Note 2, the Company has a nonqualified stock option plan (the "Plan"), which provides for the granting of options to employees, consultants, and nonemployee directors. A maximum of 1,000,000 shares of common stock may be issued under the Plan. The option price, number of shares and grant date are determined at the discretion of the Company's board of directors. Grantees vest in the options at the option grant date. Options granted under the Plan are exercisable for a period not to exceed ten years from the option grant date. During the year ended December 31, 2003, there were 10,000 options granted under the Plan. There were no options granted during the six month period ended June 30, 2004. A total of 380,000 and 390,000 stock options were outstanding at June 30, 2004 and December 31, 2003, respectively.

Stock option activity and information is summarized as follows:

                                                                    WEIGHTED-
                                                  NUMBER OF         AVERAGE
                                                   SHARES        EXERCISE PRICE
                                               ---------------  ----------------
Options outstanding and exercisable at
    December 31, 2002                              420,000           $0.42
       Granted                                      10,000           $0.42
       Exercised                                        --           --
       Forfeited or expired                        (40,000)          $0.42
                                               ---------------
Options outstanding and exercisable at
    December 31, 2003                              390,000           $0.42
       Granted                                          --           --
       Exercised                                        --           --
       Forfeited or expired                        (10,000)          $0.42
                                               ---------------
Options outstanding and exercisable at
    June 30, 2004                                  380,000           $0.42
                                               ===============

The weighted average remaining life of the options at June 30, 2004 was approximately 5 years. The pro-forma disclosure requirements under Statement of Financial Accounting Standards No. 123 ("SFAS 123"), Accounting for Stock Based Compensation, are not significant.

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


9.   EMPLOYEE BENEFIT PLAN

The Company has a profit sharing plan for the purpose of establishing a salary deferral program under Section 401(k) of the Internal Revenue Code. During the six months ended June 30, 2004 and the year ended December 31, 2003, the Company made no matching or discretionary contributions to this plan.

10. EVENT SUBSEQUENT TO THE JULY 30, 2004 DATE OF THE INDEPENDENT AUDITORS' REPORT (UNAUDITED)

On September 17, 2004 pursuant to an asset purchase agreement, the Company sold substantially all its assets to a publicly traded company known as MTM Technologies, Inc. ("MTM"), in exchange for cash, the assumption of certain Company liabilities, and the issuance of MTM restricted common stock.

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